CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[...***...]” BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 4 TO CREDIT AGREEMENT

This AMENDMENT NO. 4 TO CREDIT AGREEMENT, dated as of May 18, 2021 (this “Agreement”), is entered into by and among BKRF OCB, LLC, a Delaware limited liability company (the “Borrower”), BKRF OCP, LLC, a Delaware limited liability company (“Holdings”), Bakersfield Renewable Fuels, LLC, a Delaware limited liability company (the “Project Company”), Orion Energy Partners TP Agent, LLC, in its capacity as the administrative agent (in such capacity, the “Administrative Agent”), and the Tranche A Lenders and Tranche B Lenders party hereto, constituting 100% of the Tranche A Lenders and the Tranche B Lenders to the Credit Agreement (as defined below) (the “Signatory Lenders”). As used in this Agreement, capitalized terms which are not defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement unless otherwise specified.

W I T N E S E T H

WHEREAS, the Borrower, Holdings, the Administrative Agent, Orion Energy Partners TP Agent, LLC, in its capacity as the collateral agent, and each Tranche A Lender and Tranche B Lender from time to time party thereto have entered into that certain Credit Agreement, dated as of May 4, 2020 (as amended, amended and restated, modified and supplemented on or prior to the date hereof, the “Credit Agreement” and the Credit Agreement as expressly amended by this Agreement, the “Amended Credit Agreement”);

WHEREAS, the Project Company and ARB Inc., a California corporation (“ARB”), are party to that certain Cost Plus Fixed-Fee Turnkey Agreement with a Guaranteed Maximum Price for the Engineering, Procurement and Construction of the Bakersfield Renewable Fuels Project, dated as of April 30, 2020 (the “ARB EPC Agreement”);

WHEREAS, Primoris Services Corporation, a Delaware corporation, issued that certain Parent Guarantee, dated as of April 30, 2020 (the “ARB Parent Guarantee”), in favor of the Project Company (as assigned by GCE Holdings Acquisitions, LLC);

WHEREAS, the Project Company intends to (i) terminate the ARB EPC Agreement in accordance with the termination documentation in the forms attached hereto as Exhibit A (the “ARB EPC Termination Documentation”) and (ii) enter into a Replacement Project Document consisting of that certain Cost Plus Fixed-Fee Turnkey Agreement with a Guaranteed Maximum Price for the Engineering, Procurement and Construction of the Bakersfield Renewable Fuels Project, to be dated as of the date hereof (the “CTCI EPC Agreement”), by and between the Project Company and CTCI Americas, Inc., a Texas corporation (“CTCI”);

WHEREAS, pursuant to the CTCI EPC Agreement, CTCI Corporation, a corporation duly organized and existing under the laws of Taiwan (“CTCI Guarantor”), will issue a guarantee in favor of the Project Company pursuant, to be dated as of the date hereof (the “CTCI Parent Guarantee”);

WHEREAS, pursuant to this Agreement, the Borrower has requested, and the parties hereto have agreed, subject to the satisfaction of the conditions precedent set forth in this Agreement, to amend the Credit Agreement on the Fourth Amendment Effective Date to, among other things, evidence the Signatory Lenders consent for the Borrower to replace the ARB EPC Agreement and ARB Parent Guarantee with the CTCI EPC Agreement and CTCI Parent Guarantee, respectively; and

WHEREAS, the Borrower, Holdings, the Project Company, the Administrative Agent and the Signatory Lenders entered into that certain Waiver No. 3 to Credit Agreement, dated as of the date hereof (the “Waiver”).

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                   Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, as of the Fourth Amendment Effective Date, the Borrower, the other Loan Parties, the Administrative Agent and the Signatory Lenders, who constitute all of the Lenders under the Credit Agreement, hereby agree that the Credit Agreement is amended as follows:

(a)                Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions:

“ARB Credit Support” has the meaning assigned to such term in Section 6.21(b).

“CTCI” means CTCI Americas, Inc., a Texas corporation.

“CTCI EPC Agreement” means that certain Cost Plus Fixed-Fee Turnkey Agreement with a Guaranteed Maximum Price for the Engineering, Procurement and Construction of the Bakersfield Renewable Fuels Project, dated as of May 18, 2021, by and between the Project Company and CTCI.

“CTCI Parent Guarantee” means that certain Parent Guarantee, dated as of May 18, 2021, issued by CTCI Corporation, a corporation duly organized and existing under the laws of Taiwan, in favor of the Project Company.

“CTCI Transition Plan” means the transition plan as set forth in Exhibit X hereto.

“EPC Subcontract” means each of the Technip Subcontract and OnQuest Subcontract.

“Fourth Amendment” means that certain Amendment No. 4 to Credit Agreement, dated as of May 18, 2021, by and among the Borrower, Holdings, the Project Company, the Administrative Agent and the Required Lenders.

“Fourth Amendment Effective Date” means May 18, 2021.

“Material Communication” has the meaning assigned to such term in Section 5.11(a).

“Technip Subcontract” means that certain Engineering Subcontract Agreement, dated as of June 25, 2020, by and between CTCI (as successor in interest to ARB, Inc.) and Technip Stone & Webster Process Technology, Inc.

“OnQuest Subcontract” means that certain Engineering Subcontract Agreement, dated as of May 21, 2020, by and between CTCI (as successor in interest to ARB, Inc.) and Primoris Design & Construction, Inc.

(b)                The references to the “ARB EPC Agreement” in the definitions of “EPC Agreements,” “Performance Tests,” “Substantial Completion,” in Section 1.01 of the Credit Agreement are hereby replaced with a reference to the “CTCI EPC Agreement”.

(c)                The reference to the “ARB Parent Guarantee” in the definition of “Initial Material Project Documents” in Section 1.01 of the Credit Agreement is hereby replaced with a reference to the “CTCI Parent Guarantee”.

(d)                The definition of “Material Construction Contracts” is hereby amended to add a new clause (g) thereto which reads as follows: “(g) solely to the extent such contracts are assigned from ARB to the Loan Parties, the EPC Subcontracts;”.

(e)                Schedule 4.01(f) to the Credit Agreement is hereby deleted and replaced in its entirety as set forth in Exhibit B attached hereto.

(f)                 The CTCI Transition Plan set forth in Exhibit C hereto is hereby inserted as a new Exhibit X to the Credit Agreement.

(g)                Section 5.11(a) of the Credit Agreement is hereby amended by inserting the following:

(o) notice of the receipt or delivery in writing of any force majeure claim, change order request, indemnity claim, material dispute, breach or default, or other material written communication under the ARB EPC Agreement, the CTCI EPC Agreement or any Material Project Documents (collectively, a “Material Communication”), including, without limitation: (i) any such Material Communication received by any Loan Party in respect of a subcontractor doing work or supplier or vendor providing goods or services under the ARB EPC Agreement relating to the termination of such contract and transition to the CTCI EPC Agreement, (ii) any Material Communication from any employees or authorized labor representatives of the Loan Parties, ARB, CTCI or any of their Affiliates or (iii) any other material written communication by or on behalf of ARB or CTCI related to the transition from ARB to CTCI as EPC Contractor or the termination of ARB as EPC Contractor, in each case, (x) such notice to be accompanied by copies of the Material Communication and (y) for the avoidance of doubt, excluding administrative, ministerial or routine communications, including ordinary course day-to-day communications regarding the construction of the Project;

(h)                Article V of the Credit Agreement is hereby amended by inserting the following new Section 5.31:

Section 5.31 Obligations Under the ARB EPC Agreement and ARB Parent Guarantee. On and after the Fourth Amendment Effective Date, Borrower shall (i) comply in all material respects of their obligations under the ARB EPC Agreement and ARB Parent Guarantee (in each case, to the extent such obligations survive the termination of the ARB EPC Agreement) and (ii) promptly, and in coordination with the Administrative Agent, enforce its rights in the ARB EPC Agreement and ARB Parent Guarantee.

(i)                 Article V of the Credit Agreement is hereby amended by inserting the following new Section 5.32:

Section 5.32 Post-Fourth Amendment Covenants.

(a) CTCI Transition Plan. In connection with the termination of the ARB EPC Agreement and entry into the CTCI EPC Agreement, Borrower shall, and shall use commercially reasonable efforts to cause each of ARB and CTCI to, comply with the CTCI Transition Plan in all material respects as and to the extent specified therein.

(b)       COMA Reimbursement. On or prior to May 31, 2021, the Administrative Agent shall have received evidence that the Borrower has received a payment from one or more parent companies in the amount of $1,300,000 to the following account: Account Name / Beneficiary: BKRF OCB, LLC; Account #: […***…]; ABA #: […***…]; Bank: […***…].

(j)                 Article VI of the Credit Agreement is amended by inserting the following new Section 6.21:

Section 6.21 Post-Fourth Amendment Covenants.

(a)	ARB Litigation. Without the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed), no Loan Party shall initiate, pursue, advance or settle any litigation, investigation, action or proceeding law or in equity by or before any court, arbitrator or Governmental Authority which relates or is related to ARB, Primoris Services Corporation, the ARB EPC Agreement or the ARB Parent Guarantee;
(b)	ARB Credit Support. Without the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed), no Loan Party shall make any request for a drawing upon any letter of credit or other credit support provided by ARB under the ARB EPC Agreement (collectively, the “ARB Credit Support”);
(c)	Assignment of Subcontractors under the ARB EPC Agreement. Without the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed), no Loan Party shall accept any assignment of any subcontract under the ARB EPC Agreement to the Loan Parties;
(d)	Demobilization Costs. Without the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed), no Loan Party shall initiate or accept any demobilization activities relating to the transition from the ARB EPC Agreement to the CTCI EPC Agreement with a value or cost reasonably expected to be in excess of $1,000,000; and
(e)	Public Announcements. Without the prior written consent of the other

Administrative (such consent not to be unreasonably withheld, conditioned or delayed), no Loan Party shall issue any press releases or otherwise make any public statements with respect to the transition from the ARB EPC Agreement to the CTCI EPC Agreement, unless such action is required by Applicable Law.

(k)                Section 7.01(d)(i) of the Credit Agreement is hereby amended by adding a reference to Section 5.32(b) after the reference to Section 5.13 therein.

(l)                 Section 7.01 to the Credit Agreement is hereby amended by inserting the following:

(q) the Borrower shall have failed to either (i) receive reimbursement from ARB (through ARB’s payment to the Borrower, through the Borrower’s drawing or demand upon the ARB Credit Support, or otherwise) or (ii) set off such amounts against other amounts owed by the Loan Parties to ARB, in either case, for mobilization payments in an amount equal to at least $10 million within ninety (90) days after the Fourth Amendment Effective Date (it being acknowledged that no Default or Event of Default shall exist pursuant to this clause (q) prior to such date);

2.                   Representations and Warranties. Each Loan Party hereby represents and warrants to the other parties hereto that:

(a)                Each Loan Party has full corporate, limited liability company or other organizational powers, authority and legal right to enter into, deliver and perform its respective obligations under this Agreement, and has taken all necessary corporate, limited liability company or other organizational action to authorize the execution, delivery and performance by it of this Agreement. This Agreement has been duly executed and delivered by the Loan Parties, is in full force and effect and constitutes a legal, valid and binding obligation of the Loan Parties, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited (i) by Bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

(b)                The execution, delivery and performance by each Loan Party of this Agreement does not and will not (i) conflict with the Organizational Documents of such Loan Party, (ii) conflict with or result in a breach of, or constitute a default under, any indenture, loan agreement, mortgage, deed of trust or other instrument or agreement to which such Loan Party is a party or by which it is bound or to which such Loan Party’s property or assets are subject (other than any Material Project Document to which such Loan Party is a party), except where such contravention or breach could not reasonably be expected to be material and adverse to the Loan Parties or Lenders, (iii) conflict with or result in a breach of, or constitute a default under, any Material Project Document to which such Loan Party is a party, (iv) conflict with or result in a breach of, or constitute a default under, in any material respect, any Applicable Law, except where such contravention or breach could not reasonably be expected to have a Material Adverse Effect, or (v) with respect to each Loan Party, result in the creation or imposition of any Lien (other than a Permitted Lien) upon any of such Loan Party’s property or the Collateral.

(c)                Except as provided in this Agreement, no Default or Event of Default has occurred and is continuing or would result from the transactions contemplated in this Agreement.

(d)                After giving effect to the forbearances and waivers set forth in the Waiver and the amendments set forth in this Agreement, the representations and warranties of each of the Loan Parties set forth in Article III of the Credit Agreement and in each other Financing Document are true and correct in all material respects (except where already qualified by materiality or Material Adverse Effect, in which case, such representations and warranties are true and correct in all respects) on and as of the Fourth Amendment Effective Date (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

3.                   Effectiveness; Conditions Precedent. This Agreement shall become effective on the first date on which each of the following conditions have been satisfied or waived (such date, the “Fourth Amendment Effective Date”):

(a)                This Agreement shall have been executed by the Administrative Agent, the Loan Parties and the Signatory Lenders (such execution not to be unreasonably delayed or waived) and the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto.

(b)                The Administrative Agent shall have received duly executed copies of each of the following documents: (i) CTCI EPC Agreement, (ii) CTCI Parent Guaranty, (iii) that certain Consent and Agreement, dated as of the date hereof, by and among CTCI, the Project Company and Orion Energy TP Agent, LLC, in its capacity as the collateral agent and (iv) that certain Consent and Agreement, dated as of the date hereof, by and among CTCI Guarantor, the Project Company and Orion Energy TP Agent, LLC, in its capacity as the collateral agent, in each case, in form and substance reasonably satisfactory to the Administrative Agent.

(c)                The Administrative Agent shall have received duly executed copies of the ARB EPC Termination Documentation, in form and substance satisfactory the Administrative Agent in its sole discretion.

(d)                Borrower has arranged for payment on the Fourth Amendment Effective Date of all reasonable and documented out-of-pocket fees and expenses then due and payable pursuant to the Financing Documents.

(e)                After giving effect to the waivers set forth in the Waiver and the amendments set forth in this Agreement, the representations and warranties of each of the Loan Parties set forth in the Financing Documents shall be true and correct in all material respects (except where already qualified by materiality or Material Adverse Effect, in which case, such representations and warranties shall be true and correct in all respects) on and as of the Fourth Amendment Effective Date (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

(f)                 After giving effect to the waivers set forth in the Waiver and the amendments set forth in this Agreement, no Default or Event of Default shall have occurred and be continuing as of the Fourth Amendment Effective Date.

(g)                The Administrative Agent shall have received an updated Construction Budget, which shall be in form and substance acceptable to the Administrative Agent, in its sole discretion.

4.                   Miscellaneous.

(a)                Effect of Amendments. From and after the Fourth Amendment Effective Date, the

Credit Agreement shall be construed after giving effect to the amendments set forth in Section 1 hereof and all references to the Credit Agreement in the Financing Documents shall be deemed to refer to the Amended Credit Agreement.

(b)                No Other Modification. Except as expressly modified by this Agreement, the Credit Agreement and the other Financing Documents are and shall remain unchanged and in full force and effect, and nothing contained in this Agreement shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, or any of the other parties, or shall alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement which are not by the terms of this Agreement being amended, or alter, modify or amend or in any way affect any of the other Financing Documents.

(c)                Successor and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns.

(d)                Incorporation by Reference. Sections 10.07 (Severability), 10.11 (Headings), 10.09 (Governing Law; Jurisdiction; Etc.) and 10.17 (Electronic Execution of Assignments and Certain Other Documents) of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

(e)                Financing Document. This Agreement shall be deemed to be a Financing Document.

(f)                 Counterparts; Integration. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The Amended Credit Agreement and the other Financing Documents to which a Loan Party is party constitute the entire contract between and among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or scanned electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

(g)                Electronic Signatures. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the parties hereto, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(h)                Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(i)                 Release. IN ORDER TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO ENTER INTO THIS AGREEMENT, EACH OF THE LOAN

PARTIES AND THEIR RESPECTIVE SUCCESSORS-IN-TITLE AND ASSIGNEES AND, TO THE EXTENT THE SAME IS CLAIMED BY RIGHT OF, THROUGH OR UNDER ANY OF THE LOAN PARTIES, FOR THEIR RESPECTIVE PAST, PRESENT AND FUTURE EMPLOYEES, AGENTS, REPRESENTATIVES, OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, MANAGERS, AND TRUSTEES (EACH, A “RELEASING PARTY,” AND COLLECTIVELY, THE “RELEASING PARTIES”), DOES HEREBY REMISE, RELEASE AND DISCHARGE, AND SHALL BE DEEMED TO HAVE FOREVER REMISED, RELEASED AND DISCHARGED, THE ADMINISTRATIVE AGENT AND EACH OF THE LENDERS, AND THE ADMINISTRATIVE AGENT’S AND EACH LENDER’S RESPECTIVE SUCCESSORS-IN-TITLE, LEGAL REPRESENTATIVES AND ASSIGNEES, PAST, PRESENT AND FUTURE OFFICERS, DIRECTORS, AFFILIATES, SHAREHOLDERS, MEMBERS, MANAGERS, TRUSTEES, AGENTS, EMPLOYEES, BOARD OBSERVERS, CONSULTANTS, EXPERTS, ADVISORS, ATTORNEYS AND OTHER PROFESSIONALS AND ALL OTHER PERSONS AND ENTITIES TO WHOM ANY OF THE FOREGOING WOULD BE LIABLE IF SUCH PERSONS OR ENTITIES WERE FOUND TO BE LIABLE TO ANY RELEASING PARTY, OR ANY OF THEM (COLLECTIVELY HEREINAFTER, THE “RELEASED PARTIES”), FROM ANY AND ALL MANNER OF ACTION AND ACTIONS, CAUSE AND CAUSES OF ACTION, CLAIMS, CHARGES, DEMANDS, COUNTERCLAIMS, OFFSET RIGHTS, RIGHTS OF RECOUPMENT, DEFENSES, SUITS, DEBTS, DUES, SUMS OF MONEY, ACCOUNTS, RECKONINGS, BONDS, BILLS, SPECIALTIES, COVENANTS, CONTRACTS, CONTROVERSIES, DAMAGES, JUDGMENTS, EXPENSES, EXECUTIONS, LIENS, CLAIMS OF LIENS, CLAIMS OF COSTS, PENALTIES, ATTORNEYS’ FEES, OR ANY OTHER COMPENSATION, RECOVERY OR RELIEF ON ACCOUNT OF ANY LIABILITY, OBLIGATION, DEMAND OR CAUSE OF ACTION OF WHATEVER NATURE, WHETHER IN LAW, EQUITY OR OTHERWISE (INCLUDING, WITHOUT LIMITATION, ANY SO CALLED “LENDER LIABILITY” CLAIMS, INTEREST OR OTHER CARRYING COSTS, PENALTIES, LEGAL, ACCOUNTING AND OTHER PROFESSIONAL FEES AND EXPENSES AND INCIDENTAL, CONSEQUENTIAL AND PUNITIVE DAMAGES PAYABLE TO THIRD PARTIES, OR ANY CLAIMS FOR AVOIDANCE OR RECOVERY UNDER ANY OTHER FEDERAL, STATE OR FOREIGN LAW EQUIVALENT), WHETHER KNOWN OR UNKNOWN, FIXED OR CONTINGENT, JOINT AND/OR SEVERAL, SECURED OR UNSECURED, DUE OR NOT DUE, PRIMARY OR SECONDARY, LIQUIDATED OR UNLIQUIDATED, CONTRACTUAL OR TORTIOUS, DIRECT, INDIRECT, OR DERIVATIVE, ASSERTED OR UNASSERTED, FORESEEN OR UNFORESEEN, SUSPECTED OR UNSUSPECTED, NOW EXISTING, HERETOFORE EXISTING OR WHICH MAY HERETOFORE ACCRUE AGAINST ANY OF THE RELEASED PARTIES SOLELY IN THEIR CAPACITIES AS SUCH UNDER THE FINANCING DOCUMENTS, WHETHER HELD IN A PERSONAL OR REPRESENTATIVE CAPACITY, AND WHICH ARE BASED ON ANY ACT, FACT, EVENT OR OMISSION OR OTHER MATTER, CAUSE OR THING OCCURRING AT OR FROM ANY TIME PRIOR TO AND INCLUDING THE DATE HEREOF IN ANY WAY, DIRECTLY OR INDIRECTLY ARISING OUT OF, CONNECTED WITH OR RELATING TO THE AMENDED CREDIT AGREEMENT OR ANY OTHER FINANCING DOCUMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, AND ALL OTHER AGREEMENTS, CERTIFICATES, INSTRUMENTS AND OTHER DOCUMENTS AND STATEMENTS (WHETHER WRITTEN OR ORAL) RELATED TO ANY OF THE FOREGOING (EACH, A “CLAIM,” AND

COLLECTIVELY, THE “CLAIMS”), IN EACH CASE, EXCLUDING ANY CLAIM TO THE EXTENT SUCH CLAIM AROSE OUT OF, OR WAS CAUSED BY, THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF, OR MATERIAL BREACH OF THE AMENDED CREDIT AGREEMENT OR ANY OTHER FINANCING DOCUMENT BY, SUCH RELEASED PARTIES. EACH RELEASING PARTY FURTHER STIPULATES AND AGREES WITH RESPECT TO ALL SUCH CLAIMS, THAT IT HEREBY WAIVES ANY AND ALL PROVISIONS, RIGHTS, AND BENEFITS CONFERRED BY ANY LAW OF ANY STATE OF THE UNITED STATES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized signatories as of the day and year first above written.

BKRF OCB, LLC,
as the Borrower

By:/s/ RICHARD PALMER

Name:

Title:

BKRF OCP, LLC,
as Holdings

By: /s/ RICHARD PALMER

Name:

Title:

BAKERSFIELD RENEWABLE FUELS, LLC,
as Project Company

By: /s/ RICHARD PALMER

Name:

Title:

ORION ENERGY PARTNERS TP AGENT, LLC,
as Administrative Agent

By: /s/ GERRIT NICHOLAS
Name: Gerrit Nicholas
Title: Managing Partner

[Signature Page to Amendment No. 4 to Credit Agreement]

ORION ENERGY CREDIT OPPORTUNITIES FUND II, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By: /s/ GERRIT NICHOLAS

Name: Gerrit Nicholas

Title: Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND II PV, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By: /s/ GERRIT NICHOLAS

Name: Gerrit Nicholas

Title: Managing Partner

[Signature Page to Amendment No. 4 to Credit Agreement]

ORION ENERGY CREDIT OPPORTUNITIES FUND II GPFA, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By: /s/ GERRIT NICHOLAS

Name: Gerrit Nicholas

Title: Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES GCE CO-INVEST, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By: /s/ GERRIT NICHOLAS

Name: Gerrit Nicholas

Title: Managing Partner

[Signature Page to Amendment No. 4 to Credit Agreement]

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

RELIASTAR LIFE INSURANCE COMPANY,
as a Lender

By: Voya Investment Management LLC, as Agent

            /s/ EDWARD LEVIN

By: ______________________________________

            Edward Levin

Name:

            Edward Levin

Title:

[Signature Page to Amendment No. 4 to Credit Agreement]

Lif aiv 1, l.p.
 as a Lender

By: GCM Investments GP, LLC, its General Partner

            /s/ TODD HENIGAN

By: ______________________________________

            Todd Henigan

Name:

Title:

[Signature Page to Amendment No. 4 to Credit Agreement]